LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001



Offering investors the opportunity for maximum current return from a portfolio of U.S. government securities

KEMPER
U.S. MORTGAGE FUND

      "The bulk of the drop in interest rates is behind us. The market has fully discounted future federal funds rate drops."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                              8
                                                                  TERMS TO KNOW

                                                                              9
                                                           PORTFOLIO STATISTICS

                                                                             10
                                                       PORTFOLIO OF INVESTMENTS

                                                                             13
                                                           FINANCIAL STATEMENTS

                                                                             16
                                                           FINANCIAL HIGHLIGHTS

                                                                             18
                                                  NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER U.S. MORTGAGE FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper U.S. Mortgage Fund Class A                                                6.54
Kemper U.S. Mortgage Fund Class B                                                5.85
Kemper U.S. Mortgage Fund Class C                                                6.07
Lipper U.S. Mortgage Funds Category Average*                                     6.47

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS A                          $6.93     $6.72
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS B                          $6.94     $6.73
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS C                          $6.92     $6.72
 .........................................................

 KEMPER U.S. MORTGAGE FUND
 RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                      #31 of                #54 of                #46 of
                               59 funds              59 funds              59 funds
 .............................................................................................
    5-YEAR                      #22 of                #42 of                #36 of
                               44 funds              44 funds              44 funds
 .............................................................................................
    10-YEAR                      n/a             #12 of 12 funds             n/a
 .............................................................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 2001.

                           CLASS A   CLASS B   CLASS C
 ..........................................................
    SIX-MONTH INCOME:      $0.2130   $0.1790   $0.1930
 ..........................................................
    MARCH DIVIDEND:        $0.0355   $0.0296   $0.0319
 ..........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+     6.15%     5.12%     5.53%
 ..........................................................
    SEC YIELD:+             5.16%     4.05%     4.53%
 ..........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  SOURCE: Data provided by Morningstar, Inc.,
BOX]                       Chicago, IL, (312) 696-6000. The Morningstar
                           Fixed-Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER U.S. MORTGAGE FUND IN THE SHORT-TERM
                           GOVERNMENT BOND CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZURICH SCUDDER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

MORTGAGE RATES DROPPED DRAMATICALLY IN EARLY 2001,
AS THE FEDERAL RESERVE SLASHED SHORT-TERM INTEREST
RATES TO HELP REVERSE THE ECONOMIC SLOWDOWN THAT
PLAGUED U.S. MARKETS IN THE LAST SIX MONTHS.
MORTGAGES GENERALLY OUTPERFORMED U.S. TREASURY
BONDS WITH SIMILAR MATURITIES OVER THE SEMIANNUAL
PERIOD. BELOW, THE FUND'S PORTFOLIO MANAGERS
DISCUSS KEMPER U.S. MORTGAGE FUND'S POSITIONING AND
OUTLOOK FOR THE MONTHS TO COME.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
FISCAL YEAR 2001?

A     Government bonds turned in admirable results in the fiscal year, while the stock market continued to weaken. Slowing economic growth led the Federal Reserve to cut short-term interest rates by 50 basis points on three separate occasions for a total reduction of 150 basis points in 2001's first quarter. These reductions affected the remainder of the yield curve as well, causing the one-year Treasury bill's yield to fall to 4.10 percent and the 30-year Treasury bond's yield to drop to 5.44 percent. As a result, the spread in yield between these also widened to 134 basis points as of March 31, 2001. In contrast, six months ago, on October 2, 2000, the yield curve was inverted, with the 30-year Treasury yielding less than the one-year Treasury bill. The bulk of the drop in interest rates is behind us. The market has fully discounted future federal funds rate drops. Mortgage interest rates for consumers have dropped precipitously over the last six months. Inflation concerns have dampened as the economy has slowed and fears of a recession have grown. Oil prices, however, remain high.

Q     HOW WAS KEMPER U.S. MORTGAGE FUND POSITIONED BETWEEN SEPTEMBER 2000 AND
MARCH 2001?

A     Kemper U.S. Mortgage Fund posted a 6.54 percent gain (Class A shares unadjusted for sales charges) for the first six months of the fiscal year. The unmanaged Lehman Brothers GNMA Index rose 6.40 percent for the period, while the average mortgage fund as measured by Lipper, Inc. lodged a 6.47 percent gain over the same time period. The unmanaged Salomon Brothers Broad Investment-Grade Bond Index for 30-year GNMAs increased 6.34 percent over the last six months through March 31. Solid duration management, a well-executed agency paper purchase and a curve-steepening measure all worked in the fund's favor, contributing to its solid results.

Q     HOW DID THE PORTFOLIO BEHAVE IN A FALLING INTEREST-RATE ENVIRONMENT?

A     Over the last six months, this portfolio has experienced significant gains, as worries about the slowing economy heightened and investors rushed to the relative

PERFORMANCE UPDATE


security of bonds and fixed-income mutual funds. Over the period, we have seen a good deal of prepayment activity as rates have dropped. However, we have been careful to manage prepayment risks by analyzing refinancing possibilities. We are careful to balance the fund's exposure between seasoned, older mortgages, which typically have more predictable prepayment characteristics, and more recently issued mortgages, which are more apt to incur prepayments.

Q     IS THERE A WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE TOTAL RETURN FROM MORTGAGE-RELATED INVESTMENTS?

A     A 100-basis-point decrease in interest rates is typically believed to translate into a price increase of slightly more than 1 percent for a bond or a fixed-income fund. Bond prices and fixed-income funds net asset values are also affected by other factors such as credit risk and, for mortgage securities, prepayment risk. The fund's results since September were in line with market conditions. Yields on five-year Treasuries, which are typically used to gauge pricing on consumer mortgages, fell nearly 128 basis points between September 30, 2000, and March 31, 2001. Moreover, mortgage rates for conventional 30-year, fixed-rate loans also dropped drastically in that period.

Q     WHAT IS THE OUTLOOK FOR BONDS AND FOR KEMPER U.S. MORTGAGE FUND IN THE
MONTHS AHEAD?

A     We expect mortgage-backed bonds to outperform U.S. Treasuries over the course of the next year. Going forward, we believe the Federal Reserve Board's continued push to cut short-term interest rates coupled with President George W. Bush's proposed tax-cut plan will stimulate the economy and lead to higher economic growth. It is possible that a recession can be avoided. The potential for an economic turnaround means interest rates on bonds with two-year maturities and longer will likely move higher over the course of the year. In our view, mortgage rates therefore will likely not decline any further, but begin to edge up.

[Fannie Mae Mortgage Commitment Rate Graph]

SOURCE: BLOOMBERG BUSINESS NEWS. THIS CHART SHOWS THE AVERAGE LOAN RATE A HOME BUYER COULD HAVE EXPECTED TO PAY FOR A 30-YEAR TERM, FIXED-RATE LOAN FOR A HOME PURCHASE WITHIN 60 DAYS.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalance such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                           ON 3/31/01         ON 9/30/00
-------------------------------------------------------------------------------
    GNMAS                                      81%                52%
 ...............................................................................
    OTHER MORTGAGE-BACKED SECURITIES            5                 38
 ...............................................................................
    U.S. TREASURIES                             4                  7
 ...............................................................................
    CASH EQUIVALENTS                           10                  3
-------------------------------------------------------------------------------
                                              100%               100%

[PIE CHART] [PIE CHART]

          INTEREST RATE SENSITIVITY        ON 3/31/01         ON 9/30/00
-------------------------------------------------------------------------------
    AVERAGE MATURITY                       6.7 years          6.8 years
 ...............................................................................
    AVERAGE DURATION                       3.3 years          3.4 years
-------------------------------------------------------------------------------

                   QUALITY                 ON 3/31/01         ON 9/30/00
-------------------------------------------------------------------------------
    AAA                                       100%              100%
-------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------

    REPURCHASE                            J. P. Morgan Chase & Co., 5.42% to be
    AGREEMENTS--9.8%                        repurchased at $150,067,750 on
                                            04/02/2001*                                $150,000,000   $  150,000,000
                                          State Street Bank and Trust Company, 5.23%
                                            to be repurchased at $8,517,711 on
                                            04/02/2001*                                   8,514,000        8,514,000
                                          ------------------------------------------------------------------------------
                                          TOTAL REPURCHASE AGREEMENTS
                                          (Cost: $158,514,000)                                           158,514,000
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    GOVERNMENT                            Government National Mortgage Association
    NATIONAL MORTGAGE                       Pass-thru 6.00% with various maturities
    ASSOCIATION--80.8%***                   to 05/01/2031 (b)                           253,296,699      250,897,306
                                          Government National Mortgage Association
                                            Pass-thru 6.50% with various maturities
                                            to 04/01/2031 (b)                           375,706,981      377,220,914
                                          Government National Mortgage Association
                                            Pass-thru 7.00% with various maturities
                                            to 04/20/2031 (b)                           267,969,337      272,487,997
                                          Government National Mortgage Association
                                            Pass-thru 7.50% with various maturities
                                            to 04/01/2031 (b)                           253,116,570      259,284,875
                                          Government National Mortgage Association
                                            Pass-thru 8.00% with various maturities
                                            to 01/15/2031                               102,515,640      105,995,088
                                          Government National Mortgage Association
                                            Pass-thru 8.50% with various maturities
                                            to 06/15/2030                                 5,781,935        6,029,618
                                          Government National Mortgage Association
                                            Pass-thru 9.00% with various maturities
                                            to 05/15/2030                                12,849,655       13,533,977
                                          Government National Mortgage Association
                                            Pass-thru 9.50% with various maturities
                                            to 01/15/2023                                12,749,773       13,766,422
                                          Government National Mortgage Association
                                            Pass-thru 10.00% with various maturities
                                            to 02/15/2021                                 1,449,124        1,594,935
                                          Government National Mortgage Association
                                            Pass-thru 10.50% with various maturities
                                            to 09/15/2021                                 1,792,256        1,999,477
                                          Government National Mortgage Association
                                            Pass-thru, 11.00%, 04/20/2019                    77,508           85,514
                                          ------------------------------------------------------------------------------
                                          TOTAL GOVERNMENT NATIONAL
                                          MORTGAGE ASSOCIATION
                                          (Cost: $1,275,142,686)                                       1,302,896,123
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY                         U.S. Treasury Note, 5.75%, 11/15/2005          18,800,000       19,725,148
    SECURITIES--4.3%                      U.S. Treasury Bond, 12.50%, 08/15/2014**       33,300,000       49,991,625
                                          ------------------------------------------------------------------------------
                                          TOTAL U.S. TREASURY SECURITIES
                                          (Cost: $71,043,555)                                             69,716,773
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL NATIONAL MORTGAGE             Federal National Mortgage Association,
    ASSOCIATION--4.4%***                    5.250%, 01/15/2009                           31,700,000       30,986,750
                                          Federal National Mortgage Association,
                                            5.50%, 12/01/2028                               577,493          546,279

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL
                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------
                                          Federal National Mortgage Association 6.00%
                                            with various maturities to 04/01/2029      $ 27,028,932   $   27,690,356
                                          Federal National Mortgage Association 6.50%
                                            with various maturities to 11/01/2030         3,941,014        3,927,701
                                          Federal National Mortgage Association 7.00%
                                            with various maturities to 12/01/2030           323,488          329,650
                                          Federal National Mortgage Association 7.50%
                                            with various maturities to 02/01/2030         1,237,632        1,266,093
                                          Federal National Mortgage Association 8.00%
                                            with various maturities to 12/01/2024         2,366,950        2,452,752
                                          Federal National Mortgage Association 8.50%
                                            with various maturities to 07/01/2030         1,714,685        1,785,981
                                          Federal National Mortgage Association 9.00%
                                            with various maturities to 04/01/2030         1,289,037        1,346,704
                                          Federal National Mortgage Association
                                            11.50%, 05/01/2018                              174,689          199,801
                                          ------------------------------------------------------------------------------
                                          TOTAL FEDERAL NATIONAL
                                          MORTGAGE ASSOCIATION
                                          (Cost: $69,131,748)                                             70,532,067
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL HOME
    LOAN MORTGAGE CORPORATION--0.7%***
                                          Federal Home Loan Mortgage Corp. 6.00%,
                                            07/01/2029                                      381,800          373,022
                                          Federal Home Loan Mortgage Corp. 6.50% with
                                            various maturities to 07/01/2029                723,582          728,734
                                          Federal Home Loan Mortgage Corp. 7.00% with
                                            various maturities to 10/01/2030                395,782          404,063
                                          Federal Home Loan Mortgage Corp. 7.50%,
                                            12/01/2030                                       63,798           65,275
                                          Federal Home Loan Mortgage Corp. 8.00% with
                                            various maturities to 07/01/2030                485,606          502,236
                                          Federal Home Loan Mortgage Corp. 8.50% with
                                            various maturities to 07/01/2030                167,881          176,257
                                          Federal Home Loan Mortgage Corp. 9.50%,
                                            10/01/2020                                    8,779,075        9,313,194
                                          ------------------------------------------------------------------------------
                                          TOTAL FEDERAL HOME LOAN
                                          MORTGAGE CORPORATION
                                          (Cost: $11,606,989)                                             11,562,781
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $1,585,438,978) (a)                                  $1,613,221,744
                                          ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 ** At March 31, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

*** The investments in mortgage-backed securities of the Government National
    Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $1,585,478,514. At March 31, 2001, the net unrealized appreciation for all securities based on tax cost was $27,743,230. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $29,748,263 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $2,005,033.

(b)  When issued or forward delivery securities included.

     At March 31, 2001, open futures contracts purchased and sold are as follows:

                                                                                      AGGREGATE
    FUTURES                                            EXPIRATION       CONTRACTS   FACE VALUE ($)   MARKET VALUE ($)
    ---------------------------------------------------------------------------------------------------------------------
    U.S. 10 yr Treasury Note                           06/20/2001           340       (36,202,648)      (36,109,063)
    ---------------------------------------------------------------------------------------------------------------------
    U.S. 5 yr Treasury Note                            06/20/2001           236        24,917,854        24,901,688
    ---------------------------------------------------------------------------------------------------------------------
    Total unrealized appreciation on open futures contracts                                                  77,419
    ---------------------------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value, (including $158,514,000 in repurchase agreements)
(Cost $1,585,438,978)                                           $1,613,221,744
------------------------------------------------------------------------------
Cash                                                                        90
------------------------------------------------------------------------------
Receivable for investments sold                                    132,239,651
------------------------------------------------------------------------------
Interest receivable                                                  7,948,737
------------------------------------------------------------------------------
Receivable for Fund shares sold                                        368,298
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,753,778,520
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities            286,962,750
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       955,122
------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts           105,354
------------------------------------------------------------------------------
Accrued management fee                                                 509,385
------------------------------------------------------------------------------
Accrued reorganization costs                                           582,720
------------------------------------------------------------------------------
Accrued Trustee fee and expenses                                        42,236
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,142,081
------------------------------------------------------------------------------
Total liabilities                                                  290,299,648
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,463,478,872
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (2,403,153)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments securities                                              27,782,766
------------------------------------------------------------------------------
Futures                                                                 77,419
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (591,102,682)
------------------------------------------------------------------------------
Paid-in capital                                                  2,029,124,522
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,463,478,872
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,395,161,830 / 201,321,015 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $6.93
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $6.93)                  $7.26
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($63,489,278 /
  9,144,652 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $6.94
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,827,764 /
  697,157 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $6.92
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                        $50,627,071
---------------------------------------------------------------------------
Total income                                                     50,627,071
---------------------------------------------------------------------------
Expenses:
Management fee                                                    3,783,901
---------------------------------------------------------------------------
Services to shareholders                                          1,014,539
---------------------------------------------------------------------------
Custodian                                                            50,634
---------------------------------------------------------------------------
Distribution services fees                                          245,962
---------------------------------------------------------------------------
Administrative services fees                                      1,823,479
---------------------------------------------------------------------------
Auditing                                                             43,364
---------------------------------------------------------------------------
Legal                                                                10,860
---------------------------------------------------------------------------
Trustees' fees and expenses                                          19,499
---------------------------------------------------------------------------
Reports to shareholders                                             192,102
---------------------------------------------------------------------------
Registration fees                                                    22,667
---------------------------------------------------------------------------
Reorganization                                                      674,120
---------------------------------------------------------------------------
Other                                                                 2,440
---------------------------------------------------------------------------
Total expenses, before expense reductions                         7,883,567
---------------------------------------------------------------------------
Expense reductions                                                  (31,533)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          7,852,034
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                            42,775,037
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      34,611,480
---------------------------------------------------------------------------
Futures                                                             493,083
---------------------------------------------------------------------------
                                                                 35,104,563
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      12,803,130
---------------------------------------------------------------------------
Futures                                                             534,214
---------------------------------------------------------------------------
                                                                 13,337,344
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       48,441,907
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $91,216,944
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 MARCH 31, 2001         YEAR ENDED
                                                                  (UNAUDITED)       SEPTEMBER 30, 2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                            $   42,775,037         100,698,558
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  35,104,563         (40,385,538)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       13,337,344          27,869,005
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           91,216,944          88,182,025
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
Class A                                                             (43,446,829)        (95,995,544)
------------------------------------------------------------------------------------------------------
Class B                                                              (1,606,117)         (4,675,720)
------------------------------------------------------------------------------------------------------
Class C                                                                (125,244)           (180,018)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                            90,583,225         107,031,213
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        27,904,423          61,918,885
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (173,342,122)       (490,263,206)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (54,854,474)       (321,313,108)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    (8,815,720)       (333,982,365)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 1,472,294,592       1,806,276,957
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$2,403,153 at March 31, 2001)                                    $1,463,478,872       1,472,294,592
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                    CLASS A
                                                   -------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                                      2001             -----------------------------------------------------
                                                   (UNAUDITED)         2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 6.72          6.75       7.15       7.01       6.91       7.13
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.20(a)       0.42(a)    0.42(a)    0.44(a)    0.52       0.49
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   0.22         (0.02)     (0.38)      0.17       0.10      (0.19)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.42          0.40       0.04       0.61       0.62       0.30
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (0.21)        (0.43)     (0.44)     (0.47)     (0.52)     (0.52)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.21)        (0.43)     (0.44)     (0.47)     (0.52)     (0.52)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 6.93          6.72       6.75       7.15       7.01       6.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                        6.54**        5.99       0.59       8.99       9.26       4.28
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                1,395         1,405      1,661      1,812      1,773      1,908
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           0.99*         0.98       1.02       0.97       0.96       0.97
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            0.98*         0.97       1.02       0.97       0.96       0.97
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                        5.95*         6.35       6.04       6.46       7.23       6.98
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                233(d)*       221        151        172        235        391
----------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                   -------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                    MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                                      2001             -----------------------------------------------------
                                                   (UNAUDITED)         2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 6.73          6.75       7.14       7.00       6.91       7.12
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.16(a)       0.36(a)    0.34(a)    0.40(a)    0.45       0.44
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   0.23         (0.02)     (0.37)      0.14       0.10      (0.19)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.39          0.34      (0.03)      0.54       0.55       0.25
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (0.18)        (0.36)     (0.36)     (0.40)     (0.46)     (0.46)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.18)        (0.36)     (0.36)     (0.40)     (0.46)     (0.46)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 6.94          6.73       6.75       7.14       7.00       6.91
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                        5.85**        5.25      (0.47)      8.00       8.17       3.54
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                   63            64        142        368        722      1,051
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           2.05*         1.85       2.13       1.91       1.83       1.80
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            2.04*         1.84       2.13       1.91       1.83       1.80
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                        4.89*         5.47       4.93       5.52       6.36       6.15
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                233(d)*       221        151        172        235        391
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                 CLASS C
                                                 ------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                    2001            -----------------------------------------------------
                                                 (UNAUDITED)        2000       1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 6.72         6.75       7.15       7.00       6.90       7.12
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.18(a)      0.38(a)    0.37(a)    0.40(a)    0.46       0.43
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 0.21        (0.03)     (0.39)      0.16       0.10      (0.19)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.39         0.35      (0.02)      0.56       0.56       0.24
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (0.19)       (0.38)     (0.38)     (0.41)     (0.46)     (0.46)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.19)       (0.38)     (0.38)     (0.41)     (0.46)     (0.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 6.92         6.72       6.75       7.15       7.00       6.90
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                      6.07**       5.48      (0.22)      8.30       8.45       3.47
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                  5            3          3          4          3          2
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.77*        1.62       1.78       1.73       1.71       1.72
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.74*        1.61       1.78       1.73       1.71       1.72
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                      5.19*        5.72       5.28       5.70       6.48       6.23
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              233(d)*      221        151        172        235        391
-------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense deductions were .94%, 1.95% and 1.71% for Class A, B and C; respectively, and after expense reductions were .94%, 1.94% and 1.71% for Class A, B and C, respectively.

(d) The portfolio turnover rates including mortgage dollar roll transactions was 254% for the period ended March 31, 2001.

 *  Annualized

**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Mortgage Fund (the "Fund") is a series
                             of Kemper Portfolios which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to

NOTES TO FINANCIAL STATEMENTS

                             (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $588,585,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2002 ($476,489,000) or September 30,
                             2003 ($69,280,000) or September 30, 2005
                             ($39,238,000) or September 30, 2008 ($3,578,000),
                             the expiration date.

                             In addition, from November 1, 1999 through
                             September 30, 2000 the Fund incurred approximately $38,036,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES     During the six months ended March 31, 2001,
     OF SECURITIES           purchases and sales of investment securities
                             (excluding short-term investments, mortgage dollar rolls, and U.S. Government obligations) aggregated
                             $1,589,609,621 and $1,649,182,171, respectively.
                             Purchases and sales of U.S. Government obligations aggregated $307,235,730 and $344,519,641, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $167,232,475 and $167,020,350, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS            MANAGEMENT AGREEMENT. The Fund has a management
     WITH AFFILIATES         agreement with Zurich Scudder Investments Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,783,901 for the six months ended March 31, 2001, which was equivalent to an annualized effective rate of .52%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are $12,211.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are $298,319, of which $44,375 is unpaid at March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended March 31, 2001 are $1,823,479, of which $329,740 is unpaid at March 31, 2001. In addition $9,553 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $1,014,539 for the

NOTES TO FINANCIAL STATEMENTS

                             six months ended March 31, 2001, of which $624,850 is unpaid at March 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. During the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $19,499 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund:

                                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                                     MARCH 31, 2001                  SEPTEMBER 30, 2000
                                                              ----------------------------      ----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                10,783,728    $  73,468,155       14,767,309    $  54,248,928
                                       -------------------------------------------------------------------------------------
                                        Class B                 1,315,387        9,121,094        1,234,432        8,214,581
                                       -------------------------------------------------------------------------------------
                                        Class C                   260,181        1,761,288           74,788          497,295
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDEND
                                       -------------------------------------------------------------------------------------
                                        Class A                 3,900,053       26,624,463        8,800,510       58,331,666
                                       -------------------------------------------------------------------------------------
                                        Class B                   178,701        1,223,108          524,769        3,484,078
                                       -------------------------------------------------------------------------------------
                                        Class C                     8,322           56,852           15,544          103,141
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A               (23,465,628)    (160,048,982)     (67,034,514)    (401,420,248)
                                       -------------------------------------------------------------------------------------
                                        Class B                  (998,887)      (6,838,042)      (6,587,339)     (43,947,983)
                                       -------------------------------------------------------------------------------------
                                        Class C                   (32,341)        (222,410)        (124,223)        (824,566)
                                       -------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------------
                                        Class A                   910,596        6,232,688        6,606,556       44,070,409
                                       -------------------------------------------------------------------------------------
                                        Class B                  (909,051)      (6,232,688)      (6,604,318)     (44,070,409)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS          $ (54,854,474)                    $(321,313,108)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET         The Fund has entered into arrangements with its
     ARRANGEMENTS            custodian and transfer agent whereby credits
                             realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $8,031 and $22,609, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline its management and operation of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan or Reorganization (the "Reorganization") between the Fund and the Kemper U.S. Government Securities Fund, pursuant to which Kemper U.S. Government Securities Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper U.S. Government Securities. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper U.S. Mortgage Fund will become a shareholder of the Kemper U.S. Government Securities Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper U.S. Government Securities Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

                             Costs incurred in connection with this
                             restructuring initiative are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $893 of such costs.

--------------------------------------------------------------------------------

8    ADOPTION OF NEW
     ACCOUNTING PRINCIPLES   The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President

ROBERT B. HOFFMAN                 FRANK L. RACHWALSKI JR.
Trustee                           Vice President

DONALD R. JONES                   RICHARD L. VANDENBERG
Trustee                           Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 ..............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ..............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 ..............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ..............................................................................................
PRINCIPAL                             SCUDDER DISTRIBUTORS, INC.
UNDERWRITERS                          222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)
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This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KUSMF - 3 (5/25/01) 12461